CNA Financial Corporation
Supplemental Financial Information

March 31, 2014

This report is for informational purposes only and includes consolidated financial statements and financial exhibits that are unaudited. This report should be read in conjunction with documents filed with the U.S. Securities and Exchange Commission, including the most recent Annual Report on Form 10-K.

Table of Contents

Page
Consolidated Results
Statements of Operations..................................................................................................................................................................................................	1
Components of Income (Loss), Per Share Data and Return on Equity.............................................................................................................................	2
Selected Balance Sheets Data and Statements of Cash Flows Data...............................................................................................................................	3
Property & Casualty - Results of Operations
Property & Casualty...	4
CNA Specialty...	5
CNA Commercial...	6
Hardy...	7
Non-Core - Results of Operations
Life & Group Non-Core......................................................................................................................................................................................................	8
Corporate & Other Non-Core.............................................................................................................................................................................................	9
Investment Information
Investment Summary - Consolidated................................................................................................................................................................................	10
Investment Summary - Property & Casualty and Corporate & Other Non-Core...............................................................................................................	11
Investment Summary - Life & Group Non-Core.................................................................................................................................................................	12
Investments - Fixed Maturity Securities by Credit Rating..................................................................................................................................................	13
Components of Net Investment Income............................................................................................................................................................................	14
Other
Claim & Claim Adjustment Expense Reserve Rollforward................................................................................................................................................	15
Life & Group Non-Core Policyholder Reserves.................................................................................................................................................................	16
Statutory Data - Combined Continental Casualty Companies - Preliminary......................................................................................................................	17
Definitions and Presentation..............................................................................................................................................................................................	18

Sale of Continental Assurance Company (CAC)

On February 10, 2014, the Company entered into a definitive agreement to sell the majority of its run-off annuity and pension deposit business through the sale of the common stock of CAC. The business being sold, which was previously reported within the Life &Group Non-Core segment, is now reported as discontinued operations and assets and liabilities held for sale.
In connection with the pending sale of CAC, the Company recorded an estimated after-tax impairment loss of $214 million, which is reflected in Income (loss) from discontinued operations.

i

Statements of Operations

Three months ended March 31
(In millions)	2014	2013	Change
Revenues:
Net earned premiums	$1,806	$1,764	2%
Net investment income	526	591	(11)
Net realized investment gains (losses):
Other-than-temporary impairment (OTTI) losses	(2)	(18)
Portion of OTTI recognized in Other comprehensive income (loss)	—	—
Net OTTI losses recognized in earnings	(2)	(18)
Other net realized investment gains (losses)	48	41
Net realized investment gains (losses)	46	23
Other revenues	85	77
Total revenues	2,463	2,455	—
Claims, Benefits and Expenses:
Insurance claims and policyholders' benefits	1,446	1,396
Amortization of deferred acquisition costs	329	328
Other operating expenses	346	340
Interest	44	42
Total claims, benefits and expenses	2,165	2,106	(3)
Income (loss) from continuing operations before income tax	298	349	(15)
Income tax (expense) benefit	(78)	(108)
Income (loss) from continuing operations	220	241	(9)
Income (loss) from discontinued operations, net of tax	(207)	9
Net income (loss)	$13	$250	(95)%

Components of Income (Loss), Per Share Data and Return on Equity

Three months ended March 31
(In millions, except per share data)	2014	2013
Components of Income (Loss)
Net operating income (loss)	$190	$225
Net realized investment gains (losses)	30	16
Income (loss) from continuing operations	220	241
Income (loss) from discontinued operations	(207)	9
Net income (loss)	$13	$250

Diluted Earnings (Loss) Per Common Share
Net operating income (loss)	$0.70	$0.83
Net realized investment gains (losses)	0.11	0.06
Income (loss) from continuing operations	0.81	0.89
Income (loss) from discontinued operations	(0.76)	0.04
Diluted earnings (loss) per share	$0.05	$0.93

Weighted Average Outstanding Common Stock and Common Stock Equivalents
Basic	269.8	269.5
Diluted	270.5	269.9

Return on Equity
Net income (loss) (1)	0.4%	8.1%
Net operating income (loss) (2)	6.3	7.8
(1) Annualized net income (loss) divided by the average stockholders' equity including accumulated other comprehensive income (loss) (AOCI) for the period. Average equity including AOCI is calculated using a simple average of the beginning and ending balances for the period.

(2) Annualized net operating income (loss) divided by the average stockholders' equity excluding AOCI for the period. Average equity excluding AOCI is calculated using a simple average of the beginning and ending balances for the period.

Selected Balance Sheets Data and Statements of Cash Flows Data

(In millions, except per share data)	March 31, 2014	December 31, 2013
Total assets	$58,224	$57,194
Insurance reserves	36,051	38,394
Debt	3,107	2,560
Total liabilities	45,642	44,543
Accumulated other comprehensive income (loss) (1)	692	442
Total stockholders' equity	12,582	12,651

Book value per common share	$46.61	$46.91
Book value per common share excluding AOCI	$44.05	$45.26

Outstanding shares of common stock (in millions of shares)	269.9	269.7

Three months ended March 31	2014	2013
Net cash flows provided (used) by operating activities	$168	$191
Net cash flows provided (used) by investing activities	(354)	(161)
Net cash flows provided (used) by financing activities	210	(56)
Net cash flows provided (used) by operating, investing and financing activities	$24	$(26)
(1) At March 31, 2014 and December 31, 2013, the net unrealized gains on investments included in AOCI were net of after-tax Shadow Adjustments of $712 million and $532 million. To the extent that unrealized gains on fixed income securities supporting certain products within the Life & Group Non-Core segment would result in a premium deficiency if realized, a related decrease in Deferred acquisition costs and/or increase in Insurance reserves are recorded, net of tax, as a reduction of net unrealized gains through Other comprehensive income (loss) (Shadow Adjustments).

Property & Casualty - Results of Operations

Three months ended March 31
(In millions)	2014	2013	Change
Gross written premiums	$2,494	$2,384	5%
Net written premiums	1,767	1,776	(1)
Net earned premiums	1,668	1,624	3
Net investment income	350	421
Other revenues	78	71
Total operating revenues	2,096	2,116	(1)
Insurance claims and policyholders' benefits	1,143	1,099
Amortization of deferred acquisition costs	321	320
Other insurance related expenses	231	230
Other expenses	76	70
Total claims, benefits and expenses	1,771	1,719	(3)
Operating income (loss) before income tax	325	397	(18)
Income tax (expense) benefit on operating income (loss)	(106)	(140)
Net operating income (loss)	$219	$257	(15)%

Loss & LAE	68.3%	67.5%	(0.8)	pts
Acquisition expense	19.4	19.4	—
Underwriting expense	13.7	14.4	0.7
Expense	33.1	33.8	0.7
Dividend	0.2	0.2	—
Combined ratio	101.6	101.5	(0.1)
Combined ratio excluding catastrophes and development	97.2%	101.0%	3.8	pts

Pretax net accident year catastrophe losses incurred	$74	$39
Impact on loss & LAE ratio	4.5%	2.4%	(2.1)	pts

Pretax net prior year development and other (1): (favorable) / unfavorable	$(13)	$(35)
Impact on loss & LAE ratio	(0.1)%	(1.9)%	(1.8)	pts

Rate	4%	8%	(4)	pts
Retention	79%	81%	(2)	pts
New Business (CNA Specialty and CNA Commercial only)	$269	$308	(13)%

(1) Other includes the impacts of interest accretion and change in allowance for uncollectible reinsurance and deductible amounts.

CNA Specialty - Results of Operations

Three months ended March 31
(In millions)	2014	2013	Change
Gross written premiums	$1,447	$1,317	10%
Net written premiums	796	803	(1)
Net earned premiums	748	723	3
Net investment income	151	170
Other revenues	68	60
Total operating revenues	967	953	1
Insurance claims and policyholders' benefits	481	466
Amortization of deferred acquisition costs	153	150
Other insurance related expenses	72	71
Other expenses	61	54
Total claims, benefits and expenses	767	741	(4)
Operating income (loss) before income tax	200	212	(6)
Income tax (expense) benefit on operating income (loss)	(66)	(72)
Net operating income (loss)	$134	$140	(4)%

Loss & LAE	64.2%	64.3%	0.1	pts
Acquisition expense	19.7	19.8	0.1
Underwriting expense	10.4	10.7	0.3
Expense	30.1	30.5	0.4
Dividend	0.1	0.2	0.1
Combined ratio	94.4	95.0	0.6
Combined ratio excluding catastrophes and development	93.9%	97.7%	3.8	pts

Pretax net accident year catastrophe losses incurred	$11	$1
Impact on loss & LAE ratio	1.4%	0.2%	(1.2)	pts

Pretax net prior year development and other (1): (favorable) / unfavorable	$(10)	$(23)
Impact on loss & LAE ratio	(0.9)%	(2.9)%	(2.0)	pts

Rate	4%	7%	(3)	pts
Retention	85%	86%	(1)	pts
New Business	$102	$100	2%
(1) Other includes the impacts of interest accretion and change in allowance for uncollectible reinsurance and deductible amounts.

CNA Commercial - Results of Operations

Three months ended March 31
(In millions)	2014	2013	Change
Gross written premiums	$925	$960	(4)%
Net written premiums	899	918	(2)
Net earned premiums	822	837	(2)
Net investment income	198	250
Other revenues	9	10
Total operating revenues	1,029	1,097	(6)
Insurance claims and policyholders' benefits	624	602
Amortization of deferred acquisition costs	140	149
Other insurance related expenses	139	143
Other expenses	11	9
Total claims, benefits and expenses	914	903	(1)
Operating income (loss) before income tax	115	194	(41)
Income tax (expense) benefit on operating income (loss)	(37)	(69)
Net operating income (loss)	$78	$125	(38)%

Loss & LAE	75.5%	71.7%	(3.8)	pts
Acquisition expense	17.9	18.3	0.4
Underwriting expense	16.1	16.7	0.6
Expense	34.0	35.0	1.0
Dividend	0.3	0.1	(0.2)
Combined ratio	109.8	106.8	(3.0)
Combined ratio excluding catastrophes and development	101.2%	103.7%	2.5	pts

Pretax net accident year catastrophe losses incurred	$60	$38
Impact on loss & LAE ratio	7.5%	4.6%	(2.9)	pts

Pretax net prior year development and other (1): (favorable) / unfavorable	$4	$(15)
Impact on loss & LAE ratio	1.1%	(1.5)%	(2.6)	pts

Rate	6%	9%	(3)	pts
Retention	75%	78%	(3)	pts
New Business	$167	$208	(20)%
(1) Other includes the impacts of interest accretion and change in allowance for uncollectible reinsurance and deductible amounts.

Hardy - Results of Operations

Three months ended March 31
(In millions)	2014	2013	Change
Gross written premiums	$122	$107	14%
Net written premiums	72	55	31
Net earned premiums	98	64	53
Net investment income	1	1
Other revenues	1	1
Total operating revenues	100	66	52
Insurance claims and policyholders' benefits	38	31
Amortization of deferred acquisition costs	28	21
Other insurance related expenses	20	16
Other expenses	4	7
Total claims, benefits and expenses	90	75	(20)
Operating income (loss) before income tax	10	(9)	N/M
Income tax (expense) benefit on operating income (loss)	(3)	1
Net operating income (loss)	$7	$(8)	188%

Loss & LAE	38.8%	48.7%	9.9	pts
Acquisition expense	29.4	30.7	1.3
Underwriting expense	18.9	26.1	7.2
Expense	48.3	56.8	8.5
Dividend	—	—	—
Combined ratio	87.1	105.5	18.4
Combined ratio excluding catastrophes and development	88.6%	104.1%	15.5	pts

Pretax net accident year catastrophe losses incurred	$3	$—
Impact on loss & LAE ratio	3.2%	—%	(3.2)	pts

Pretax net prior year development and other (1): (favorable) / unfavorable	$(7)	$3
Impact on loss & LAE ratio	(4.7)%	1.4%	6.1	pts

Rate	(3)%	1%	(4)	pts
Retention	77%	71%	6	pts

(1) Other includes the impacts of interest accretion and change in allowance for uncollectible reinsurance and deductible amounts.

Life & Group Non-Core - Results of Operations

Three months ended March 31
(In millions)	2014	2013	Change
Net earned premiums	$139	$141	(1)%
Net investment income	171	162	6
Other revenues	5	3
Total operating revenues	315	306	3
Insurance claims and policyholders' benefits	306	293
Amortization of deferred acquisition costs	8	8
Other insurance related expenses	32	32
Other expenses	1	5
Total claims, benefits and expenses	347	338	(3)
Operating income (loss) before income tax	(32)	(32)	—
Income tax (expense) benefit on operating income (loss)	30	26
Net operating income (loss)	$(2)	$(6)	67%

Corporate & Other Non-Core - Results of Operations

Three months ended March 31
(In millions)	2014	2013	Change
Net earned premiums	$(1)	$(1)
Net investment income	5	8
Other revenues	2	3
Total operating revenues	6	10	(40)%
Insurance claims and policyholders' benefits	(3)	4
Amortization of deferred acquisition costs	—	—
Other insurance related expenses	(1)	(1)
Other expenses	51	46
Total claims, benefits and expenses	47	49	4
Operating income (loss) before income tax	(41)	(39)	(5)
Income tax (expense) benefit on operating income (loss)	14	13
Net operating income (loss)	$(27)	$(26)	(4)%

Investment Summary - Consolidated

	March 31, 2014		December 31, 2013
(In millions)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)
Fixed maturity securities:
Corporate and other bonds	$18,836	$1,556	$20,898	$1,510
States, municipalities and political subdivisions:
Tax-exempt	9,009	427	8,432	41
Taxable	2,846	315	3,125	235
Total states, municipalities and political subdivisions	11,855	742	11,557	276
Asset-backed:
RMBS	4,944	90	4,971	31
CMBS	2,053	79	2,063	68
Other ABS	976	10	955	10
Total asset-backed	7,973	179	7,989	109
U.S. Treasury and obligations of government-sponsored enterprises	141	6	144	5
Foreign government	576	17	543	12
Redeemable preferred stock	34	2	102	10
Total fixed maturity securities	39,415	2,502	41,233	1,922
Equities	174	11	185	6
Limited partnership investments	2,799	—	2,720	—
Other invested assets	55	—	54	—
Mortgage loans	495	—	508	—
Short term investments	2,070	—	1,407	(1)
Total investments	$45,008	$2,513	$46,107	$1,927

Net receivable/(payable) on investment activity	$(294)	$—	$135	$—

Effective portfolio duration (in years)	6.6		6.9
Weighted average rating of fixed maturity securities	A		A
RMBS - Residential mortgage-backed securities
CMBS - Commercial mortgage-backed securities
Other ABS - Other asset-backed securities

Investment Summary - Property & Casualty and Corporate & Other Non-Core

	March 31, 2014		December 31, 2013
(In millions)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)
Fixed maturity securities:
Corporate and other bonds	$13,429	$606	$13,590	$509
States, municipalities and political subdivisions:
Tax-exempt	3,169	112	3,176	36
Taxable	1,573	137	1,570	89
Total states, municipalities and political subdivisions	4,742	249	4,746	125
Asset-backed:
RMBS	4,676	78	4,641	22
CMBS	1,898	69	1,793	54
Other ABS	881	9	853	9
Total asset-backed	7,455	156	7,287	85
U.S. Treasury and obligations of government-sponsored enterprises	118	—	121	(1)
Foreign government	571	16	538	11
Redeemable preferred stock	6	1	5	—
Total fixed maturity securities	26,321	1,028	26,287	729
Equities	61	9	61	9
Limited partnership investments	2,799	—	2,720	—
Other invested assets	55	—	54	—
Mortgage loans	476	—	489	—
Short term investments	1,979	—	1,339	(1)
Total investments	$31,691	$1,037	$30,950	$737

Net receivable/(payable) on investment activity	$(283)	$—	$140	$—

Effective portfolio duration (in years)	4.3		4.4
Weighted average rating of fixed maturity securities	A		A

Investment Summary - Life & Group Non-Core

	March 31, 2014		December 31, 2013
(In millions)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)
Fixed maturity securities:
Corporate and other bonds	$5,407	$950	$7,308	$1,001
States, municipalities and political subdivisions:
Tax-exempt	5,840	315	5,256	5
Taxable	1,273	178	1,555	146
Total states, municipalities and political subdivisions	7,113	493	6,811	151
Asset-backed:
RMBS	268	12	330	9
CMBS	155	10	270	14
Other ABS	95	1	102	1
Total asset-backed	518	23	702	24
U.S. Treasury and obligations of government-sponsored enterprises	23	6	23	6
Foreign government	5	1	5	1
Redeemable preferred stock	28	1	97	10
Total fixed maturity securities	13,094	1,474	14,946	1,193
Equities	113	2	124	(3)
Limited partnership investments	—	—	—	—
Other invested assets	—	—	—	—
Mortgage loans	19	—	19	—
Short term investments	91	—	68	—
Total investments	$13,317	$1,476	$15,157	$1,190

Net receivable/(payable) on investment activity	$(11)	$—	$(5)	$—

Effective portfolio duration (in years)	11.5		11.3
Weighted average rating of fixed maturity securities	A		A

Investments - Fixed Maturity Securities by Credit Rating

March 31, 2014	U.S. Government, Government agencies and Government-sponsored enterprises		AAA		AA		A		BBB		Non-investment grade		Total
(In millions)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)
Corporate and other bonds	$—	$—	$237	$7	$1,342	$74	$6,037	$613	$9,618	$767	$1,602	$95	$18,836	$1,556
States, municipalities and political subdivisions:
Tax-exempt	—	—	1,039	74	5,031	226	2,852	128	52	—	35	(1)	9,009	427
Taxable	—	—	380	34	1,912	201	554	80	—	—	—	—	2,846	315
Total states, municipalities and political subdivisions	—	—	1,419	108	6,943	427	3,406	208	52	—	35	(1)	11,855	742
Asset-backed:
RMBS	3,400	30	155	(2)	120	—	189	2	94	2	986	58	4,944	90
CMBS	79	1	501	16	375	19	374	13	404	14	320	16	2,053	79
Other ABS	—	—	326	4	198	3	376	2	76	1	—	—	976	10
Total asset-backed	3,479	31	982	18	693	22	939	17	574	17	1,306	74	7,973	179
U.S. Treasury and obligations of government-sponsored enterprises	141	6	—	—	—	—	—	—	—	—	—	—	141	6
Foreign government	—	—	193	8	227	4	156	5	—	—	—	—	576	17
Redeemable preferred stock	—	—	—	—	—	—	—	—	18	1	16	1	34	2
Total fixed maturity securities	$3,620	$37	$2,831	$141	$9,205	$527	$10,538	$843	$10,262	$785	$2,959	$169	$39,415	$2,502

Percentage of total fixed maturity securities	9%		7%		23%		27%		26%		8%		100%
The ratings presented are based on a ratings methodology that takes into account ratings from Standard & Poor's and Moody's Investors Services, Inc. in that order of preference. If a security is not rated by these rating agencies, an internal rating is formulated. For securities with credit support from third party guarantees, the rating reflects the greater of the underlying rating of the issuer or the insured rating.

Components of Net Investment Income

Three months ended March 31	Consolidated
(In millions)	2014	2013
Taxable fixed maturities	$352	$388
Tax-exempt fixed maturities	100	69
Total fixed maturity securities	452	457
Limited partnership investments	73	131
Other, net of investment expense	1	3
Pretax net investment income	$526	$591

After-tax fixed maturity securities	$324	$317
After-tax net investment income	$371	$405

Effective income yield for the fixed maturity securities portfolio, pretax (1)	4.9%	5.0%
Effective income yield for the fixed maturity securities portfolio, after tax (1)	3.5%	3.5%

	Property & Casualty and Corporate & Other Non-Core
Three months ended March 31
(In millions)	2014	2013
Taxable fixed maturities	$247	$276
Tax-exempt fixed maturities	33	20
Total fixed maturity securities	280	296
Limited partnership investments	73	131
Other, net of investment expense	2	2
Pretax net investment income	$355	$429

After-tax fixed maturity securities	$192	$198
After-tax net investment income	$241	$285

Effective income yield for the fixed maturity securities portfolio, pretax (1)	4.4%	4.6%
Effective income yield for the fixed maturity securities portfolio, after tax (1)	3.0%	3.1%

Three months ended March 31	Life & Group Non-Core
(In millions)	2014	2013
Taxable fixed maturities	$105	$112
Tax-exempt fixed maturities	67	49
Total fixed maturity securities	172	161
Limited partnership investments	—	—
Other, net of investment expense	(1)	1
Pretax net investment income	$171	$162

After-tax fixed maturity securities	$132	$119
After-tax net investment income	$130	$120

Effective income yield for the fixed maturity securities portfolio, pretax (1)	6.0%	6.1%
Effective income yield for the fixed maturity securities portfolio, after tax (1)	4.6%	4.5%
(1) Annualized yields based on the average amortized cost of the fixed maturity securities portfolio.

Claim & Claim Adjustment Expense Reserve Rollforward

Three months ended March 31, 2014 (In millions)	CNA Specialty	CNA Commercial	Hardy	P&C Operations	Life & Group Non-Core	Corporate & Other Non-Core	Total Operations
Claim & claim adjustment expense reserves, beginning of period
Gross	$6,689	$10,649	$386	$17,724	$3,058	$3,307	$24,089
Ceded	523	1,022	152	1,697	435	2,840	4,972
Net	6,166	9,627	234	16,027	2,623	467	19,117

Net incurred claim & claim adjustment expenses	480	622	51	1,153	201	—	1,354
Net claim & claim adjustment expense payments	(402)	(666)	(44)	(1,112)	(160)	(126)	(1,398)
Foreign currency translation adjustment and other	(7)	(7)	—	(14)	20	—	6

Claim & claim adjustment expense reserves, end of period
Net	6,237	9,576	241	16,054	2,684	341	19,079
Ceded	549	998	136	1,683	401	2,770	4,854
Gross	$6,786	$10,574	$377	$17,737	$3,085	$3,111	$23,933

Life & Group Non-Core Policyholder Reserves

March 31, 2014	Claim and claim adjustment expenses	Future policy benefits	Policyholders' funds	Separate account business	Total
(In millions)
Long term care	$1,935	$7,436	$—	$—	$9,371
Annuities, including structured settlements	601	184	—	—	785
Institutional markets	—	—	—	—	—
Other	37	—	—	—	37
Total	2,573	7,620	—	—	10,193
Shadow adjustments (1)	111	634	—	—	745
Ceded reserves	401	—	—	—	401
Total gross reserves	$3,085	$8,254	$—	$—	$11,339

December 31, 2013	Claim and claim adjustment expenses	Future policy benefits	Policyholders' funds	Separate account business	Total
(In millions)
Long term care	$1,889	$7,329	$—	$—	$9,218
Annuities, including structured settlements	613	1,990	—	—	2,603
Institutional markets	1	9	57	181	248
Other	37	4	—	—	41
Total	2,540	9,332	57	181	12,110
Shadow adjustments (1)	83	406	—	—	489
Ceded reserves	435	733	35	—	1,203
Total gross reserves	$3,058	$10,471	$92	$181	$13,802
(1) To the extent that unrealized gains on fixed income securities supporting long term care products and payout annuity contracts would result in a premium deficiency if those gains were realized, a related decrease in Deferred acquisition costs and/or increase in Insurance reserves are recorded, net of tax, as a reduction of net unrealized gains through Other comprehensive income (loss) (Shadow Adjustments). The Shadow adjustments presented above do not include $334 million and $342 million related to Deferred acquisition costs at March 31, 2014 and December 31, 2013.

Statutory Data - Combined Continental Casualty Companies - Preliminary

Three months ended March 31
Income Statements	(Preliminary)		Change
(In millions)	2014	2013

Gross written premiums	$2,290	$2,213	3%
Net written premiums	1,621	1,663	(3)

Net earned premiums	1,374	1,367	1
Claim and claim adjustment expenses	1,219	1,171
Acquisition expenses	278	290
Underwriting expenses	203	210
Policyholders' dividends	—	2
Underwriting income (loss)	(326)	(306)	(7)
Net investment income	598	432
Other income (loss)	(3)	5
Income tax (expense) benefit	(2)	(3)
Net realized gains (losses)	46	14
Net income (loss)	$313	$142	120%

Financial Ratios
Loss and LAE	88.8%	85.6%
Acquisition expense	17.1	17.4
Underwriting expense	12.5	12.8
Expense	29.6	30.2
Dividend	—	0.1
Combined ratio	118.4%	115.9%

Supplemental Statutory Data
(In billions)	(Preliminary)
	March 31, 2014	December 31, 2013
Statutory surplus	$11.0	$11.1

Definitions and Presentation

•	Collectively, CNA Financial Corporation (CNAF) and its subsidiaries are referred to as CNA or the Company.

•	P&C Operations include CNA Specialty, CNA Commercial and Hardy.

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The Life & Group Non-Core segment primarily includes the results of our individual and group long term care business, as well as closed blocks of structured settlement liabilities, group accident and health reinsurance and life settlement contracts. These businesses are being managed as a run-off operation. Our group long term care business, while considered non-core, continues to accept new employees in existing groups.

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Corporate & Other Non-Core segment primarily includes certain corporate expenses including interest on corporate debt and the results of certain property and casualty business in run-off, including CNA Re and asbestos and environmental pollution. Intersegment eliminations are also included in this segment.

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Management utilizes the net operating income financial measure to monitor the Company’s operations. Please refer to Note O to the Consolidated Financial Statements within the 2013 Form 10-K for further discussion of this measure.

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In the evaluation of the results of CNA Specialty, CNA Commercial and Hardy, management utilizes the loss ratio, the expense ratio, the dividend ratio and the combined ratio. These ratios are calculated using financial results prepared in accordance with accounting principles generally accepted in the United States of America. The loss ratio is the percentage of net incurred claim and claim adjustment expenses to net earned premiums. The expense ratio is the percentage of insurance underwriting and acquisition expenses, including the amortization of deferred acquisition costs, to net earned premiums. The dividend ratio is the ratio of policyholders' dividends incurred to net earned premiums. The combined ratio is the sum of the loss, expense and dividend ratios. The statutory expense ratio reported on page 17 is the percentage of acquisition and underwriting expenses to net written premiums in accordance with statutory accounting practices.

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The majority of our limited partnership investments employ hedge fund strategies that generate returns primarily through investing in the fixed income and equity markets. While the Company generally does not invest in highly leveraged partnerships, there are risks which may result in losses due to short-selling, derivatives or other speculative investment practices. The use of leverage increases volatility generated by the underlying investment strategies.

•	Certain immaterial differences are due to rounding.

•	N/M = Not Meaningful